                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                   -----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 31, 1998


                        GREEN TREE FINANCIAL CORPORATION
                   as originator of Green Tree Recreational,
                       Equipment & Consumer Trust 1998-A
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Minnesota                          1-8916                41-1807858
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(State or other jurisdiction            (Commission            (IRS employer
    of incorporation)                   file number)         identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                     (Address of principal executive offices)


Registrant's telephone number, including area code:          (612) 293-3400
                                                       ---------------------



                                  Not Applicable
-----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.        Changes in Control of Registrant.
               --------------------------------

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.
               ------------------------------------

               Not applicable.

Item 3.        Bankruptcy or Receivership.
               -------------------------

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountant.
               ----------------------------------------------

               Not applicable.

Item 5.        Other Events.
               ------------

               On March 31, 1998, the Registrant sold approximately $500,000,000 of Class A and Class B Certificates (the "Certificates") of Green Tree Recreational, Equipment & Consumer Trust 1998-A, evidencing beneficial ownership interests in a trust (the "Trust") consisting primarily of two sub-pools, one of which is comprised of retail installment sales contracts and promissory notes for the purchase of a variety of consumer products and equipment, and the other of which is comprised of closed-end home equity loans and retail installment sales contracts and promissory notes financing home improvements.

Item 6.        Resignations of Registrant's Directors.
               --------------------------------------

               Not applicable.

Item 7.        Financial Statements and Exhibits.
               ---------------------------------

               (a) Financial statements of businesses acquired.

                   Not applicable.

               (b) Pro forma financial information.

                   Not applicable.

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               (c) Exhibits.

                   The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


                   Exhibit No.   Description
                   -----------   -----------


                       4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and U.S. Bank Trust National Association, as Trustee, dated as of March 1, 1998, relating to Green Tree Recreational, Equipment & Consumer Trust 1998-A.

                        4.2 Reserve Account Pledge Agreement/Sub-Pool C between Green Tree RECS II Guaranty Corporation, as Pledgor, U.S. Bank National Association, as Collateral Agent and U.S. Bank Trust National Association, as Trustee, dated as of March 1, 1998, relating to Sub-Pool C of Green Tree Recreational, Equipment & Consumer Trust 1998-A.

                        4.3 Reserve Account Pledge Agreement/Sub-Pool H between Green Tree RECS II Guaranty Corporation, as Pledgor, U.S. Bank National Association, as Collateral Agent and U.S. Bank Trust National Association, as Trustee, dated as of March 1, 1998, relating to Sub-Pool H of Green Tree Recreational, Equipment & Consumer Trust 1998-A.

                        4.4 Spread Account Pledge Agreement/Sub-Pool C between Green Tree RECS II Guaranty Corporation, as Pledgor, U.S. Bank National Association, as Collateral Agent and U.S. Bank Trust National Association, as Trustee, dated as of March 1, 1998, relating to Sub-Pool C of Green Tree Recreational, Equipment & Consumer Trust 1998-A.

                        4.5 Spread Account Pledge Agreement/Sub-Pool H between Green Tree RECS II Guaranty Corporation, as Pledgor, U.S. Bank National Association, as Collateral Agent and U.S. Bank Trust National Association, as Trustee, dated as of March 1, 1998, relating to Sub-Pool H of Green Tree Recreational, Equipment & Consumer Trust 1998-A.

                        5.1 Opinion of Dorsey & Whitney LLP with respect to legality.

                        8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 13, 1998        GREEN TREE FINANCIAL CORPORATION
                                 as originator of Green Tree Recreational, Equipment & Consumer Trust 1998-A



                              By:     /s/ Scott T. Young
                                  --------------------------------------
                                  Scott T. Young
                                  Senior Vice President and Comptroller

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